UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               SCHEDULE 14A

               Proxy Statement Pursuant to Section 14(a) of
       the Securities Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant   [    ]

Check the appropriate box:

      [   ] Preliminary Proxy Statement
      [   ] Confidential, for Use of the Commission Only
            (as permitted by Rule 14a-6(e)(2))
      [   ] Definitive Proxy Statement
      [ X ] Definitive Additional Materials
      [   ] Soliciting Material Pursuant to Subsection 240.14a-12


                              LANDAUER, INC.
              ----------------------------------------------
             (Name of Registrant as Specified In Its Charter)

 ------------------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
      and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            --------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------

      (5)   Total fee paid:

            --------------------------------------------------------------

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by
      Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)   Amount Previously Paid:                         ______________
      (2)   Form, Schedule or Registration Statement No.:   ______________
      (3)   Filing Party:                                   ______________
      (4)   Date Filed:                                     ______________

                              LANDAUER, INC.

                          ** IMPORTANT NOTICE **

               REGARDING THE AVAILABILITY OF PROXY MATERIALS

------------------------------------------------------------------------

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

THIS COMMUNICATION PRESENTS ONLY AN OVERVIEW OF THE MORE COMPLETE PROXY MATERIALS THAT ARE AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING.

LANDAUER, INC.
2 SCIENCE ROAD
GLENWOOD, IL  60425-1586





STOCKHOLDER MEETING TO BE HELD ON 02/05/09
------------------------------------------

PROXY MATERIALS AVAILABLE

..     Notice and Proxy Statement
..     Annual Report on Form 10-K




PROXY MATERIALS - VIEW OR RECEIVE
---------------------------------
You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 01/22/09.




HOW TO VIEW MATERIALS VIA THE INTERNET
--------------------------------------
Have the 12 Digit Control Number available and visit: www.proxyvote.com




HOW TO REQUEST A COPY OF MATERIALS
----------------------------------
1)    BY INTERNET       -     www.proxyvote.com
2)    BY TELEPHONE      -     1-800-579-1639
3)    BY E-MAIL*        -     sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.






               SEE THE REVERSE SIDE FOR MEETING INFORMATION
                      AND INSTRUCTIONS ON HOW TO VOTE

------------------------------------------------------------------------


MEETING INFORMATION
-------------------
Meeting Type:           Annual
Meeting Date:           02/05/09
Meeting Time:           2:00 P.M.
For holders as of:      12/12/08


MEETING LOCATION:
----------------
Sidley Austin LLP
Conference Center
1 South Dearborn Street
Chicago, IL


------------------------------------------------------------------------


HOW TO VOTE
-----------

VOTE IN PERSON
--------------
Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

VOTE BY INTERNET
----------------
To vote NOW by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.


------------------------------------------------------------------------



                  SHARES OWNED THROUGH THE LANDAUER, INC.
                      401(k) RETIREMENT SAVINGS PLAN

To: State Street Bank and Trust Company, Trustee of the Landauer, Inc. 401(k) Retirement Savings Plan.

As a participant in the Landauer, Inc. 401(k) Retirement Savings Plan, I direct State Street Bank and Trust Company, Trustee, to vote, as directed on this notice, the shares of Landauer, Inc. common stock which are allocated to my account, at the Annual Meeting of Shareholders on February 5, 2009 at the offices of Sidley Austin LLP, Conference Center, One South Dearborn Street, Chicago, Illinois at 2 o'clock p.m., local time, and at any adjournments thereof. In its discretion it is authorized to vote upon any other business that properly may come before the meeting upon proper notice. I understand that these instructions shall be held in the strictest confidence by the Trustee. If I do not return the proxy card, the Trustee will vote allocated shares for which it receives no written instructions in the same proportion as the allocated shares for which voting instructions have been received.

------------------------
|     VOTING ITEMS      |
------------------------

THE BOARD OF DIRECTORS RECOMMENDS A
VOTE "FOR" ITEMS 1 AND 2.


1.    Election of Directors

      NOMINEES:

      01)   Stephen C. Mitchell
      02)   Thomas M. White


2. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending September 30, 2009.